UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
June 7, 2024
Date of report (Date of earliest event reported)
______________________
ENCORE CAPITAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26489	48-1090909
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
350 Camino de la Reina, Suite 100
San Diego, California 92108
(Address of principal executive offices)(Zip Code)
(877) 445-4581
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	ECPG	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
The Company held its Annual Meeting of Stockholders (“Annual Meeting”) on June 7, 2024. The final voting results on the proposals presented at the Annual Meeting are set forth below.
The first proposal was for the election of the following nine directors: Michael P. Monaco, William C. Goings, Ashwini (Ash) Gupta, Wendy G. Hannam, Jeffrey A. Hilzinger, Angela A. Knight, Laura Newman Olle, Richard P. Stovsky and Ashish Masih. All nine directors were elected, with the following votes tabulated:

	For	Withhold	Broker Non-Votes
Michael P. Monaco	20,193,117	58,855	1,077,965
William C. Goings	19,887,575	364,397	1,077,965
Ashwini (Ash) Gupta	20,075,341	176,631	1,077,965
Wendy G. Hannam	20,219,253	32,719	1,077,965
Jeffrey A. Hilzinger	19,883,093	368,879	1,077,965
Angela A. Knight	19,871,192	380,780	1,077,965
Laura Newman Olle	20,089,667	162,305	1,077,965
Richard P. Stovsky	20,183,377	68,595	1,077,965
Ashish Masih	20,218,835	33,137	1,077,965
The second proposal was a non-binding vote to approve the compensation of the Company’s named executive officers. In a non-binding vote, the compensation of the Company’s named executive officers was approved, with the following votes tabulated:

For	Against	Abstain	Broker Non-Vote
19,838,295	369,847	43,830	1,077,965
The third proposal was the ratification of the appointment of BDO USA, P.C. (f/k/a BDO USA, LLP) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The appointment of BDO USA, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 was ratified, with the following votes tabulated:

For	Against	Abstain
21,053,910	273,684	2,343

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE CAPITAL GROUP, INC.

Date:	June 10, 2024	/s/ Andrew Asch
Andrew Asch
Senior Vice President, General Counsel and Secretary